================================================================================
                               John Hancock Funds
--------------------------------------------------------------------------------


                                     Patriot
                                     Premium
                                    Dividend
                                     Fund II

                                  ANNUAL REPORT


                                October 31, 1996

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               THOMAS W.L. CAMERON
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

              CUSTODIAN AND TRANSFER AGENT FOR COMMON SHAREHOLDERS
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                            TRANSFER AGENT FOR DARTS
                                  CHEMICAL BANK
                              450 WEST 33RD STREET
                            NEW YORK, NEW YORK 10001

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               ARTHUR ANDERSEN LLP
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2604

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: PDT
                   THE PATRIOT GROUP OF FUNDS: 1-800-843-0090


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

     The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

     No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like later.

Sincerely,

/s/Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                              BY GREGORY K. PHELPS
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                 Patriot Premium
                                Dividend Fund II

                       Choppy market environment for bonds

After a decisive victory in 1995, the bond market hasn't been able to make up its mind this year. Sentiment has swung sharply and quickly in the past nine months as investors have tried to figure out where the U.S. economy is headed. The result has been a volatile bond market susceptible to the whims of the latest economic reports. Throughout the year, bond prices dropped as strong economic news sparked fears of inflation -- and then rallied back as weaker reports reassured investors that economic growth was under control.

     Utility stocks -- the focus of the Fund's investment strategy -- have suffered from the bond market's volatility. That's not surprising given that utility stocks tend to follow the bond market closely. Other factors have also kept the group under pressure. Fears of increased industry competition heated up as closely watched regulators in Massachusetts, New York and New Hampshire pushed aggressively for lower utility rates. What's more, operating problems at several high-profile nuclear plants dimmed investor sentiment. Utility stocks, however, have bounced back recently thanks to a bond market rally and positive regulatory news from California.

[A 3" x 3 1/2" photo of the Patriot management team, bottom right. Caption reads: "The Patriot Management Team: (L-R) Beverly Cleathero, Gregory Phelps, Laura Provost".]

"...the bond market hasn't been
able to make up its mind this year."

================================================================================
              John Hancock Funds - Patriot Premium Dividend Fund II

--------------------------------------------------------------------------------
[A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Short-Term & Other investments 1%; Preferred Stock Utilities 41%; Financials
18%; Industrials 13%; Common Stock Utilities 27%,   A footnote states: "As a
percentage of net assets on October 31, 1996."]
--------------------------------------------------------------------------------

"Throughout the year, we've
kept our defensive posture..."

Performance recap

For the year ended October 31, 1996, John Hancock Patriot Premium Dividend Fund II had a total return of 7.56% at net asset value. That compared to a return of 11.95% for the Dow Jones Utility Average and 9.19% for the average preferred stock closed-end fund, according to Lipper Analytical Services. What accounts for the performance differences is the more conservative nature of our portfolio versus these two benchmarks.

     What did well for us were preferred stocks with dividends received deduction (DRD) eligibility. The important thing to know about DRD-eligible securities is that they offer distinct tax advantages to corporate investors. With the supply of DRDs shrinking, demand has been unusually strong and that's driven prices way up. Monongahela Power stands out as one of our best performers in this area. Not only is the security DRD-eligible with a fixed dividend of $7.73, but it also offers eight years of call protection. That simply means the issuer cannot redeem the security for at least eight years and we can continue to earn its attractive yield.

--------------------------------------------------------------------------------
[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is Monongahela Power followed by an up arrow and the phrase "DRD-Eligibility boosts price". The second listing is Pacific Enterprises followed by an up arrow and the phrase "Takeover candidate". The third listing is Peco Energy Co. followed by a down arrow and the phrase "Troubled nuclear plants". Footnote below reads: "See `"Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

     Peco Energy Co., on the other hand, has been a disappointment. With its Salem nuclear power plants shut down, this Philadelphia utility has suffered from higher maintenance and energy costs. Despite its recent underperformance, however, we're still holding the stock for a couple of reasons. First, investor fears are overblown and the stock has simply gotten too cheap. Second, Peco's fundamentals are still intact. Not only does it have an attractive dividend yield and improving balance sheet, but the company has laid out specific plans to reopen its Salem nuclear plants. Once investors recognize that, the stock should bounce back.

Defensive strategy remains intact

Throughout the year, we've kept our defensive posture in order to protect against rising interest rates and to preserve the Fund's net asset value. Our strong focus on preferred stocks -- nearly 71% of the Fund's net assets -- helped us do just that. Because of their above-average yields, preferred stocks tend to cushion against rising interest rates. As we explained in the semi-annual report six months ago, we look for three things in choosing preferred stocks: an attractive dividend yield, DRD-eligibility and good call protection.

     In recent months, we've also looked for selected opportunities among common stock utilities. After a tough several months, prices of common stock

================================================================================
              John Hancock Funds - Patriot Premium Dividend Fund II

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended October 31, 1996." The chart is scaled in increments of 3% from top to bottom with 12% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 7.56% total return for John Hancock Patriot Premium Dividend Fund II. The second represents the 11.95% total return for the Dow Jones Utility Average. The third represents the 9.19% total return for the average preferred closed-end equity fund. Footnote below reads: "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average preferred stock, closed-end equity fund is tracked by Lipper Analytical Services. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

utilities have fallen to low levels, while their yields have moved up sharply. A note of caution: We're not just looking for cheap utility stocks. We're targeting fundamentally sound utilities whose common stocks have gotten caught in the utility market downdraft. Below are two of our favorite common stock utility holdings.

o CONSOLIDATED EDISON. New York utilities are facing one of the worst possible regulatory environments in the U.S. That's because the overwhelming political influence in the state's utility commission is leading to irrational policy decisions. The result has been a sharp drop in all New York utility stocks. Consolidated Edison, however, doesn't deserve to be painted with the same negative brush. For starters, this New York City utility not only has one of the strongest balance sheets of all the utilities in the U.S, but also has a long history of positive relations with state regulators. Second, competition isn't much of a threat for Con Ed. The dearth of transmission lines into the city preclude other utilities from entering the market. To top it off, Con Ed offers an attractive yield of over 7% and a history of modest dividend increases.

o MONTANA POWER COMPANY. This is another utility that's well-insulated from competition. By using inexpensive hydro-power to generate electricity, Montana Power is one of the lowest-cost electric providers in the U.S. As a result, virtually no competitor can beat its low rates. What's more, Montana Power has a solid balance sheet, no nuclear exposure and an attractive dividend yield.

"Fears of an overheating economy
could surface again easily....."

Outlook

Bond and utility investors have breathed a collective sigh of relief lately, thanks to September's weaker-than-expected employment report and the Federal Reserve's continued neutral stance on interest rates. We do not believe, however, that the volatility is over. Fears of an overheating economy could surface again easily and quickly. With uncertainty still plaguing the market, our strategy will remain defensive with a continued focus on higher-yielding preferred stocks and selected utility common stocks. As always, our goal is to preserve the Fund's net asset value, while maximizing income for our shareholders.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

The Statement of Assets and Liabilities is the Fund's balance sheet on October 31, 1996. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
October 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $191,683,008) ...................    $ 197,836,572
    Common stocks (cost - $74,320,580) .......................       75,706,294
    Short-term notes (cost - $1,669,174) .....................        1,669,174
                                                                  -------------
                                                                    275,212,040
  Receivable for investments sold ............................        1,878,106
  Dividends receivable .......................................        1,491,834
  Other assets ...............................................           19,367
                                                                  -------------
                       Total Assets ..........................      278,601,347
                       --------------------------------------------------------

Liabilities:
  DARTS dividend payable .....................................           48,134
  Common Share dividend payable ..............................        1,125,204
  Payable for investments purchased ..........................          680,260
  Payable to John Hancock Advisers, Inc. - Note B ............          239,807
  Accounts payable and accrued expenses ......................            3,482
                                                                  -------------
                       Total Liabilities .....................        2,096,887
                       --------------------------------------------------------

Net Assets:
  Dutch Auction Rate Transferable Securities Preferred
    Stock Series A (DARTS) - Without par value, unlimited
    number of shares of beneficial interest authorized,
    500 shares issued, liquidation preference of
    $100,000 per share - Note A ..............................       50,000,000
  Dutch Auction Rate Transferable Securities Preferred
    Stock Series B (DARTS) - Without par value, unlimited
    number of shares of beneficial interest authorized,
    500 shares issued, liquidation preference of
    $100,000 per share - Note A ..............................       50,000,000
  Common Shares - Without par value, unlimited
    number of shares of beneficial interest authorized,
    15,002,724 shares issued and outstanding .................      166,305,685
  Accumulated net realized loss on investments ...............       (1,513,423)
  Net unrealized appreciation of investments .................        7,540,714
  Undistributed net investment income ........................        4,171,484
                                                                  -------------
                       Net Assets Applicable to
                       Common Shares ($11.76 per
                       share based on 15,002,724
                       shares outstanding) ...................      176,504,460
                       --------------------------------------------------------

                       Net Assets ............................    $ 276,504,460
                       ========================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding taxes of $68,996) .....    $ 21,123,055
  Interest ....................................................         206,678
                                                                   ------------
                                                                     21,329,733
                                                                   ------------
  Expenses:
    Investment management fee - Note B ........................       2,448,956
    DARTS and auction fees ....................................         303,917
    Administration fee - Note B ...............................         275,796
    Federal excise tax ........................................         153,481
    Custodian fee .............................................          68,259
    Printing ..................................................          63,982
    Auditing fee ..............................................          50,120
    Transfer agent fee ........................................          40,631
    Miscellaneous .............................................          34,732
    Trustees' fees ............................................          34,711
    Legal fees ................................................           6,600
                                                                   ------------
                       Total Expenses .........................       3,481,185
                       --------------------------------------------------------
                       Net Investment Income ..................      17,848,548
                       --------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold .......................         434,212
  Change in net unrealized appreciation/depreciation
    of investments ............................................      (1,219,950)
                                                                   ------------
                       Net Realized and Unrealized
                       Loss on Investments ....................        (785,738)
                       --------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations ..............    $ 17,062,810
                       ========================================================
                       Distributions to DARTS .................      (4,131,678)
                       --------------------------------------------------------
                       Net Increase in Net Assets Applicable
                       to Common Shareholders Resulting
                       from Operations Less DARTS
                       Distributions ..........................    $ 12,931,132
                       ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                                               ------------------------------
                                                                                   1995             1996
                                                                               -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ....................................................   $  19,650,347    $  17,848,548
  Net realized gain (loss) on investments sold .............................        (870,125)         434,212
  Change in net unrealized appreciation/depreciation of investments ........      31,160,232       (1,219,950)
                                                                               -------------    -------------
    Net Increase in Net Assets Resulting from Operations ...................      49,940,454       17,062,810
                                                                               -------------    -------------
Distributions to Shareholders:
  DARTS Series A ($4,474 and $4,135 per share, respectively) - Note A ......      (2,237,124)      (2,067,740)
  DARTS Series B ($4,492 and $4,128 per share, respectively) - Note A ......      (2,245,808)      (2,063,938)
  Common Shares - Note A
  Dividends from accumulated net investment income ($0.8250 and $0.9750 per
  share, respectively) .....................................................     (12,376,834)     (14,627,148)
                                                                               -------------    -------------
    Total Distributions to Shareholders ....................................     (16,859,766)     (18,758,826)
                                                                               -------------    -------------
Net Assets:
  Beginning of period ......................................................     245,119,788      278,200,476
                                                                               -------------    -------------
  End of period (including undistributed net investment income of $4,297,160
  and $4,171,484, respectively) ............................................   $ 278,200,476    $ 276,504,460
                                                                               =============    =============

*    Analysis of Common Shareholder Transactions:

                                                                                YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------------------
                                                                       1995                             1996
                                                          -----------------------------    -----------------------------
                                                             SHARES          AMOUNT           SHARES          AMOUNT
                                                          -------------   -------------    -------------   -------------
Shares outstanding, beginning of period ...............      15,002,724   $ 166,554,224       15,002,724   $ 166,459,166
Reclassification of undistributed net investment income            --           (95,058)            --          (153,481)
                                                          -------------   -------------    -------------   -------------
Shares outstanding, end of period .....................      15,002,724   $ 166,459,166       15,002,724   $ 166,305,685
                                                          =============   =============    =============   =============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, the number of Common Shares outstanding at the beginning and end of the period, for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

Financial Highlights
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED OCTOBER 31,
                                                                       ------------------------------------------------------------
                                                                       1992(a)        1993         1994         1995         1996
                                                                       --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period ................................  $  11.38     $  12.28     $  13.65     $   9.67     $  11.88
                                                                       --------     --------     --------     --------     --------
Net Investment Income ...............................................      1.18         1.13         1.10         1.31         1.19
Net Realized and Unrealized Gain (Loss) on Investments ..............      0.81         1.80        (3.61)        2.02        (0.06)
                                                                       --------     --------     --------     --------     --------
  Total from Investment Operations ..................................      1.99         2.93        (2.51)        3.33         1.13
                                                                       --------     --------     --------     --------     --------
Less Distributions:
Dividends to DARTS Shareholders .....................................     (0.19)       (0.21)       (0.22)       (0.30)       (0.28)
Dividends to Common Shareholders from Net Investment Income .........     (0.90)       (0.86)       (0.93)       (0.82)       (0.97)
Distributions to Common Shareholders from Net Realized
  Short-term Capital Gains on Investments ...........................      --          (0.49)       (0.32)        --           --
                                                                       --------     --------     --------     --------     --------
  Total Distributions ...............................................     (1.09)       (1.56)       (1.47)       (1.12)       (1.25)
                                                                       --------     --------     --------     --------     --------
Net Asset Value, End of Period ......................................  $  12.28     $  13.65     $   9.67     $  11.88     $  11.76
                                                                       ========     ========     ========     ========     ========

Per Share Market Value, End of Period ...............................  $ 11.375     $ 12.625     $  8.875     $ 10.750     $ 10.875
Total Investment Return, at Market Value ............................     17.10%       22.06%      (20.91%)      31.24%        9.86%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000's omitted)  $184,253     $204,768     $145,120     $178,200     $176,504
Ratio of Expenses to Average Net Assets * ...........................      1.33%        1.28%        1.27%        1.33%        1.26%
Ratio of Net Investment Income to Average Net Assets * ..............      6.60%        5.53%        6.20%        7.58%        6.47%
Portfolio Turnover Rate .............................................        99%          57%          52%          87%          35%
Average Brokerage Commission Rate (d) ...............................       N/A          N/A          N/A          N/A     $ 0.0568

Senior Securities
Total DARTS Series A Outstanding (000's omitted) ....................  $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000
Total DARTS Series B Outstanding (000's omitted) ....................  $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000
Asset Coverage per Unit (b) .........................................  $285,078     $307,595     $244,639     $276,974     $272,651
Involuntary Liquidation Preference DARTS A per Unit (c) .............  $100,000     $100,000     $100,000     $100,000     $100,000
Involuntary Liquidation Preference DARTS B per Unit (c) .............  $100,000     $100,000     $100,000     $100,000     $100,000
Approximate Market Value per Unit (c) ...............................  $100,000     $100,000     $100,000     $100,000     $100,000

** Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Prior to the assumption of the advisory contract on May 6, 1992 by John Hancock Advisers, Inc., the Fund was advised by Patriot Advisers, Inc.
(b) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(c)  Plus accumulated and unpaid dividends.
(d) Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

Schedule of Investments
October 31, 1996
--------------------------------------------------------------------------------

                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----
PREFERRED STOCKS
Automobile / Trucks (3.15%)
  Ford Motor Co., 8.25%,
    Depositary Shares, Ser B .....................         65,800   $  1,776,600
  General Motors Corp., 9.125%,
    Depositary Shares, Ser B .....................        200,000      5,575,000
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G .....................         50,000      1,356,250
                                                                    ------------
                                                                       8,707,850
                                                                    ------------
Banks - Foreign (0.50%)
  Australia and New Zealand Banking Group
    Ltd., 9.125% (Australia) .....................         51,200      1,376,000
                                                                    ------------
Banks - United States (10.40%)
  Ahmanson, H.F. & Co., 8.40%,
    Depositary Shares, Ser C .....................         74,900      1,966,125
  Bank of Boston Corp., 8.60%,
    Depositary Shares, Ser E .....................        146,000      3,796,000
  Chase Manhattan Corp., 10.84%, Ser C ...........         86,975      2,663,609
  Chase Manhattan Corp., 9.76%, Ser B ............         26,700        760,950
  Chase Manhattan Corp., 8.40%, Ser M ............         21,345        557,638
  Fleet Financial Group, Inc., 9.35%  ............        175,700      4,853,712
  Fleet Financial Group, Inc., 6.75%, Ser VI .....         97,000      4,850,000
  J.P. Morgan & Co., 6.625%,
    Depositary Shares, Ser H .....................        100,000      5,037,500
  LaSalle National Corp., 8.75%,
    Ser K (R) ....................................         81,500      4,268,563
                                                                    ------------
                                                                      28,754,097
                                                                    ------------
Conglomerate (0.54%)
  Grand Metropolitan Delaware, 9.42%,
    Gtd Ser A ....................................         54,000      1,498,500
                                                                    ------------
Equipment Leasing (1.14%)
  AMERCO, 8.50%, Ser A ...........................         55,300      1,347,937
  Capita Preferred Trust, 9.06% ..................         40,000      1,025,000
  Comdisco, Inc., 8.75%, Ser A ...................         30,900        791,812
                                                                    ------------
                                                                       3,164,749
                                                                    ------------
Financial Services (4.15%)
  Merrill Lynch & Co., Inc. 9.00%,
    Depositary Shares, Ser A .....................         40,000      1,180,000
  Morgan Stanley Group Inc., 7.75%,
    Depositary Shares ............................         55,000      2,860,000
  Salomon Inc., 8.40%, Depositary
    Shares, Ser E ................................        150,000      3,787,500

The Schedule of Investments is a complete list of all securities owned by the Fund on October 31, 1996. It's divided into three main categories: preferred stocks, common stocks, and short-term investments. The stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----
Financial Services (continued)
  Salomon Inc., 8.08%, Depositary Shares,
    Ser D ........................................         50,000   $  1,237,500
  Source One Mortgage Services Corp.,
    8.42%, Ser A .................................         94,000      2,397,000
                                                                    ------------
                                                                      11,462,000
                                                                    ------------
Insurance (2.75%)
  American Life Holding Co., $2.16 ...............         40,000        985,000
  Provident Companies, Inc., 8.10%,
    Depositary Shares ............................         87,800      2,227,925
  SunAmerica, Inc., 9.25%, Ser B .................        100,000      2,587,500
  Travelers Group, Inc., 9.25%,
    Depositary Shares, Ser D .....................         69,200      1,790,550
                                                                    ------------
                                                                       7,590,975
                                                                    ------------
Oil & Gas (6.36%)
  Coastal Corp., $2.125, Ser H ...................        174,761      4,521,941
  Elf Overseas Ltd., 8.50%, Gtd Ser A
    (Cayman Islands) .............................        200,000      5,275,000
  Enterprise Oil PLC, 10.50%, American
    Depositary Receipt ("ADR"), Ser A
    (United Kingdom) .............................         30,000        795,000
  Lasmo PLC, 10.00%, ADR, Ser A
    (United Kingdom) .............................        152,500      3,888,750
  Phillips Gas Co., 9.32%, Ser A .................        120,000      3,105,000
                                                                    ------------
                                                                      17,585,691
                                                                    ------------
Paper (2.13%)
  Boise Cascade Corp., 9.40%, Ser F ..............        107,300      2,776,387
  Bowater, Inc., 8.40%, Depositary Shares,
    Ser C ........................................        120,000      3,120,000
                                                                    ------------
                                                                       5,896,387
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----
Utilities (40.43%)
  Baltimore Gas & Electric Co., 7.125% ...........         15,000   $  1,578,750
  Baltimore Gas & Electric Co., 6.99%
    Ser 1995 .....................................         30,000      3,138,750
  Baltimore Gas & Electric Co., 6.70%
    Ser 1993 .....................................         10,000      1,020,000
  Boston Edison Co., 4.78% .......................         28,487      1,812,485
  Central Maine Power Co., 8.875% (R) ............          9,600        954,000
  Central Maine Power Co., 7.999%,
    Ser A ........................................         10,000        967,500
  Central Power & Light Co., 7.12% ...............         12,096      1,209,600
  Columbus Southern Power Co.,
    8.375%, Ser A ................................        140,000      3,500,000
  Columbus Southern Power Co., 7.875% ............          8,000        838,000
  Commonwealth Edison Co., $8.40, Ser A ..........         47,746      4,846,219
  Commonwealth Edison Co., $8.38 .................         24,710      2,458,645
  Commonwealth Edison Co., $7.24 .................         33,975      3,057,750
  Detroit Edison Co., 7.75%,
    Depositary Shares ............................         80,000      2,020,000
  Duke Power Co., 7.85%, Ser S ...................         10,000      1,086,250
  Entergy Gulf States Utilities Co., $9.96 .......         23,250      2,371,500
  Entergy Gulf States Utilities Co., $8.52 .......         18,997      1,826,087
  Entergy Gulf States Utilities Co.,
    Adjustable Rate Preferred ("ARP")
    Depositary Shares, Ser B .....................         34,369      1,666,896
  Florida Power & Light Co., 6.98%, Ser S ........         13,021      1,367,205
  Florida Power & Light Co. 6.75% Ser U ..........         33,000      3,403,125
  GTE Florida, Inc., 8.16% .......................         26,790      2,812,950
  GTE North, Inc., $7.60, Ser IND ................         10,000      1,010,000
  Houston Lighting & Power Co., $8.12 ............         12,302      1,242,502
  Idaho Power Co., 8.375% ........................         23,800      2,558,500
  Idaho Power Co., 7.07% .........................         14,000      1,450,750
  Jersey Central Power & Light Co., 7.52%,
    Ser K ........................................         15,000      1,545,000
  Mass Electric Co., 6.99% .......................          6,500        657,313
  Mass Electric Co., 6.84% .......................         42,000      1,018,500
  MCN Michigan Limited Partnership,
    9.375%, Ser A ................................         50,000      1,337,500
  Monongahela Power Co., $7.73, Ser L ............         45,500      4,800,250
  Montana Power Co., 6.875% ......................         40,000      4,060,000
  Narragansett Electric Co., 6.95% ...............         43,500      2,202,188
  NIPSCO Capital Markets, Inc., 7.75% ............         44,000      1,045,000
  Northern States Power Co. of MN, $7.00 .........         17,050      1,705,000
  PECO Energy Co., $7.48 .........................         13,000      1,361,750
  PSI Energy, Inc., 7.44% ........................         45,430      4,622,503
  PSI Energy, Inc., 6.875% .......................         91,900      2,331,963
  Public Service Co. of NH, 10.60%,
    Ser A ........................................         50,000      1,256,250
  Public Service Electric & Gas Co., 6.92% .......         40,000      4,000,000
  Public Service Electric & Gas Co., 6.80% .......         22,060      2,018,490
  Sierra Pacific Power Capital, 8.60% ............         32,000        828,000
  Sierra Pacific Power Co., 7.80%, Ser 1
    (Class A) ....................................        139,688      3,631,888
  Sierra Pacific Power Co., $3.90, Ser C .........         13,476        675,485
  Texas Utilities Electric Co., $7.98 ............         34,500      3,717,375
  Texas Utilities Electric Co., $1.875,
    Depositary Shares, Ser A .....................        115,780      2,952,390
  Texas Utilities Electric Co., $1.805,
    Depositary Shares, Ser B .....................         54,000      1,363,500
  UtiliCorp Capital Limited Partnership,
    8.875%, Ser A ................................         95,000      2,470,000
  Utilicorp United, Inc., 2.05% ..................         45,800      1,162,175
  Virginia Electric & Power Co., $6.98 ...........         35,000      3,657,500
  Virginia Electric & Power Co., $7.05 ...........         10,000      1,052,500
  Washington Natural Gas Co., 8.50%,
    Ser III ......................................        158,505      4,101,317
  Washington Natural Gas Co., 7.45%,
    Ser II .......................................        155,711      4,029,022
                                                                    ------------
                                                                     111,800,323
                                                                    ------------
                            TOTAL PREFERRED STOCK
                              (Cost $191,683,008)          (71.55%)  197,836,572
                                                     ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----
COMMON STOCKS
Utilities (27.38%)
  American Electric Power Co., Inc. ..............        111,000   $  4,606,500
  Boston Edison Co. ..............................        200,000      4,800,000
  Central & South West Corp. .....................         13,400        355,100
  CINergy Corp. ..................................        170,000      5,631,250
  Consolidated Edison Co. of NY, Inc. ............        154,000      4,504,500
  Delmarva Power & Light Co. .....................         95,600      1,900,050
  Dpl, Inc. ......................................        180,000      4,297,500
  Florida Progress Corp. .........................        176,250      5,882,344
  Hawaiian Electric Industries, Inc. .............         19,500        694,687
  Houston Industries, Inc. .......................        245,600      5,618,100
  IES Industries, Inc. ...........................         85,000      2,613,750
  MidAmerican Energy Co. .........................        251,300      3,895,150
  Montana Power Co. ..............................         90,000      1,912,500
  Nevada Power Co. ...............................         50,000      1,018,750
  New England Electric System ....................        127,500      4,303,125
  Oklahoma Gas & Electric Co. ....................        105,000      4,108,125
  Pacific Enterprises ............................         70,000      2,152,500
  PECO Energy Co. ................................         60,000      1,515,000
  Potomac Electric Power Co. .....................        150,500      3,856,563
  Puget Sound Power & Light Co. ..................        215,400      4,765,725
  Scana Corp. ....................................         55,000      1,471,250
  Southern Co. ...................................         51,000      1,128,375
  Southwestern Public Service Co. ................         80,800      2,747,200
  UtiliCorp United, Inc. .........................         45,000      1,220,625
  Washington Water Power Co. .....................         37,000        707,625
                                                                    ------------
                               TOTAL COMMON STOCK
                               (Cost $74,320,580)          (27.38%)   75,706,294
                                                     ------------   ------------

                                           INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                          RATE    (000's OMITTED)     VALUE
-------------------                          ----    ---------------     -----
SHORT-TERM INVESTMENTS
Finance (0.60%)
  Prudential Funding Corp.
    11-01-96................                 5.50%        $ 1,669   $  1,669,174
                                                                    ------------
         TOTAL SHORT-TERM INVESTMENTS                       (0.60%)    1,669,174
                                                     ------------   ------------
                    TOTAL INVESTMENTS                      (99.53%) $275,212,040
                                                     ============   ============

(R) The securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $5,222,563 as of October 31, 1996.

     Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

     The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $642,996 of a capital loss carryforward available to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires October 31, 2004.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

     The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.84% to 4.35% and 3.82% to 4.45%, respectively, during the period ended October 31, 1996. During the period ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

     The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

$100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of .50 of 1% of the Fund's average weekly net assets, plus 5% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the period ended October 31, 1996, the advisory fee incurred did not exceed the maximum advisory fee allowed.

     The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to .10 of 1% of the Fund's average weekly net assets.

     Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

     Mr. Edward J. Boudreau, Jr., Mr. Thomas W.L. Cameron, Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1996, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996 the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,436.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $99,274,129 and $94,679,670, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

     The cost of long-term investments owned at October 31, 1996 for federal income tax purposes was $268,543,189. Gross unrealized appreciation and depreciation of investments aggregated $10,265,540 and $3,596,689, respectively, resulting in net unrealized appreciation of $6,668,851 for federal tax purposes.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of October 31, 1996, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $784,602, an increase in accumulated net realized loss on investments of $631,121 and a decrease in common shares capital of $153,481. The calculation of net investment income per share excludes these adjustments.

================================================================================
              John Hancock Funds - Patriot Premium Dividend Fund II

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of John Hancock Patriot Premium Dividend Fund II:

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Premium Dividend Fund II (the Fund), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Patriot Premium Dividend Fund II as of October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                        Arthur Andersen LLP

BOSTON, MASSACHUSETTS
DECEMBER 6, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1996.

     The Board of Trustees of the Fund declared dividends on the Common Shares from undistributed net investment income amounting to $0.97 per share, for the year ended October 31, 1996. Distributions to preferred and common shareholders were 100% qualified for the dividends received deductions. Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

================================================================================
              John Hancock Funds - Patriot Premium Dividend Fund II

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund II

under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================
                                      NOTES

              John Hancock Funds - Patriot Premium Dividend Fund II

================================================================================
                                      NOTES

              John Hancock Funds - Patriot Premium Dividend Fund II

================================================================================
                                      NOTES

              John Hancock Funds - Patriot Premium Dividend Fund II

================================================================================

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]


101 HUNTINGTON AVENUE BOSTON, MA 02199-7603
                                                                  -------------
                                                                     Bulk Rate
                                                                   U.S. Postage
                                                                       PAID
                                                                  So. Hackensack
                                                                  Permit No. 750
                                                                  -------------

--------------------------------------------------------------------------------


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                     P200A 10/96
                                                                           12/96